Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

Seasons Series Trust

SA T. Rowe Price Growth Stock Portfolio

(the “Portfolio”)

Supplement dated December 17, 2024

to the Portfolio’s Summary Prospectus and Prospectus dated

July 29, 2024, as supplemented and amended to date

Effective January 1, 2025, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA T. Rowe Price Growth Stock Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since

Joseph B. Fath, CPA Vice President and Portfolio Manager	2014

James Stillwagon Vice President and Portfolio Manager	2025

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” “T. Rowe Price Associates, Inc. (“T. Rowe Price”),” the last paragraph is deleted and replaced with the following:

The SA T. Rowe Price Growth Stock Portfolio is managed by Joseph B. Fath, CPA, and James Stillwagon. Mr. Fath serves as Portfolio Manager and Investment Advisory Committee Chairman and Vice President. He joined T. Rowe Price in 2002. Mr. Stillwagon has 16 years of investment experience and has been with T. Rowe Price since 2017.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.